UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 13, 2014
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)
___________________

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (636) 736-7000
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Reinsurance Group of America, Incorporated (the “Company”) is filing this Current Report on Form 8-K (this “Current Report”) to recast certain prior period amounts to conform with the previously announced segment reporting changes made by the Company. The information in this Current Report reflects the impact on the Company’s previously filed financial statements and other disclosures included in Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”) on February 27, 2014. The Company began to report comparative results under the new organizational structure with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 5, 2014 (the “First Quarter 10-Q”).
Effective January 1, 2014, the Company realigned certain operations and management responsibilities that advances its strategy, continues to move toward an organizational structure that better aligns to the structure of its clients, and recognizes its continued growth in new geographies and new product risks. As a result, the Company recast its segments into these broad geographic regions: U.S. and Latin America; Canada; Europe, Middle East and Africa; Asia Pacific; and Corporate. The changes made in the recast are as follows:

●	The businesses in Latin America are now reported in the U.S. and Latin America segment. Latin America was previously reported in the Europe, Middle East and Africa segment; and

●	The businesses in India are now reported in the Asia Pacific segment. India was previously reported in the Europe, Middle East and Africa segment.
The rules of the SEC require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. Accordingly, the Company is filing this Current Report to recast its consolidated financial statements for each of the three years in the period ended December 31, 2013, to reflect the changes in segment reporting as described above.
The following items of the 2013 Annual Report (collectively, the “Revised Sections”) are being revised in Exhibit 99.1 to this Current Report:

●	Part I, Item 1. Business;
●	Part I, Item 1A. Risk Factors (“Our international operations involve inherent risks” risk factor only);
●	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (“Overview” and “Results of Operations” sections only);
●	Part II, Item 8. Financial Statements and Supplementary Data; and
●	Part IV, Item 15. Exhibits and Financial Statement Schedules.
The Revised Sections are being filed as Exhibit 99.1 to this Current Report and such exhibit is incorporated by reference herein. The disclosures filed as Exhibit 99.1 should be read in conjunction with the 2013 Annual Report and supplement and supersede the corresponding portions of the 2013 Annual Report, as specified above and in such exhibit. No items of the 2013 Annual Report other than those identified above or in Exhibit 99.1 are being revised by this Current Report and the segment realignment had no impact on the Company's consolidated net income, balance sheet or statement of cash flows as set forth in the 2013 Annual Report. The updates set forth in Exhibit 99.1 do not represent a restatement of previously issued financial statements. Information in the 2013 Annual Report is generally stated as of December 31, 2013. This Current Report does not reflect any subsequent information or events other than the changes identified above or in Exhibit 99.1 and the Revised Sections have not been updated for any other activities or events occurring after the filing date of the 2013 Annual Report. This Current Report does not purport to update the Risk Factors or Management’s Discussion and Analysis of Financial Condition and Results of Operations (including the Forward-Looking and Cautionary Statements therein) contained in the 2013 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described in Exhibit 99.1 or above.
More current information about the Company is contained in the First Quarter 10-Q, our other Current Reports on Form 8-K and other filings with the SEC.

Item 7.01 Regulation FD Disclosure.
In addition, Exhibit 99.2 to this Current Report contains supplemental information that reflects recast quarterly financial information for each fiscal quarter in both 2012 and 2013 and such exhibit is incorporated by reference herein. The information in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reinsurance Group of America, Incorporated

Date: May 13, 2014	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

23.1	Consent of Deloitte & Touche LLP

99.1	Revised items in 2013 Annual Report on Form 10-K :
Part I, Item 1. Business;
Part I, Item 1A. Risk Factors (“Our international operations involve inherent risks” risk factor only);
Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (“Overview” and “Results of Operations” sections only);
Part II, Item 8. Financial Statements and Supplementary Data; and
Part IV, Item 15. Exhibits and Financial Statement Schedules.

99.2	Supplemental information containing the Company’s recast segment results by quarter for 2012 and 2013

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

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